RiverNorth Opportunities Fund, Inc. (the “Fund”)

Power of Attorney

Know All Persons By These Presents, that the undersigned constitutes and appoints each of Joshua B. Deringer, David L. Williams and Patrick W. Galley as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Registration Statements of the Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 4th day of February, 2026.

/s/ John K. Carter
Name:	John K. Carter
Title:	Director

RiverNorth Opportunities Fund, Inc. (the “Fund”)

Power of Attorney

Know All Persons By These Presents, that the undersigned constitutes and appoints each of Joshua B. Deringer, David L. Williams and Patrick W. Galley as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Registration Statements of the Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 3rd day of February, 2026.

/s/ J. Wayne Hutchens
Name:	J. Wayne Hutchens
Title:	Director

RiverNorth Opportunities Fund, Inc. (the “Fund”)

Power of Attorney

Know All Persons By These Presents, that the undersigned constitutes and appoints each of Joshua B. Deringer, David L. Williams and Patrick W. Galley as her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Registration Statements of the Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 3rd day of February, 2026.

/s/ Lisa B. Mougin
Name:	Lisa B. Mougin
Title:	Director

RiverNorth Opportunities Fund, Inc. (the “Fund”)

Power of Attorney

Know All Persons By These Presents, that the undersigned constitutes and appoints each of Joshua B. Deringer, David L. Williams and Patrick W. Galley as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Registration Statements of the Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 3rd day of February, 2026.

/s/ Jerry R. Raio
Name:	Jerry R. Raio
Title:	Director

RiverNorth Opportunities Fund, Inc. (the “Fund”)

Power of Attorney

Know All Persons By These Presents, that the undersigned constitutes and appoints each of Joshua B. Deringer, David L. Williams and Patrick W. Galley as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Registration Statements of the Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 4th day of February, 2026.

/s/ David M.Swanson
Name:	David M. Swanson
Title:	Director